SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  (Date of earliest event reported):    February 16, 1999


                         Presidential Life Corporation
            (Exact name of registrant as specified in its charter)


        Delaware                 0-5486                   13-2652144
(State or other jurisdiction     (Commission           (I.R.S. Employer
of incorporation)                File Number)          Identification No.)

69 Lydecker Street, Nyack, New York                          10960
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:         (914) 358-2300


                         (Former name or former address,
                           if change since last report)


Item 5.   Other Events.

     Presidential Life Corporation announced earnings for the quarter ended December 31, 1998 and for the year ended December 31, 1998.
     A copy of the press release made by Presidential Life Corporation making the announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          (a)  Financial Statements of Business Acquired
               None.
          (b)  Pro Forma Financial Information
               None.
          (c)  Exhibits
               99.1 Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 16, 1999          PRESIDENTIAL LIFE CORPORATION

                                   By:    /s/ Herbert Kurz
                                   Name:  Herbert Kurz
                                   Title: Principal Executive Officer
                                          and Director


                             INDEX OF EXHIBITS
Exhibit
Number                   Description of Documents           Page

99.1                     Press Release                      5



                              FOR IMMEDIATE RELEASE

For Information Contact:
Herbert Kurz, President
Presidential Life Corporation
(914) 358-2300 - Ext. 200

     Presidential Life Corporation reported net income for the quarter ended December 31, 1998 of $10.54 million or $0.33 per share compared to $16.35 million or $0.50 per share for the quarter ended December 31, 1997. The weighted average number of shares outstanding for the quarters ended December 31, 1998 and 1997 were 31,758,789 and 32,621,275, respectively. Net income for the quarter ended December 31, 1998 includes losses, net of taxes, of $3.26 million or $0.10 per share related to investments in certain limited partnerships.

     Net operating earnings for the quarter ended December 31, 1998 were $7.97 million or $0.25 per share and include losses, net of taxes, related to investments in certain limited partnerships of $3.26 million or $0.10 per share. Net operating earnings for the quarter ended December 31, 1997 was $11.88 million or $0.36 per share.

     Net investment gains for the quarter ended December 31, 1998 were $2.57 million or $0.08 per share compared to $4.48 million or $0.14 per share for the quarter ended December 31, 1997.

     For the year ended December 31, 1998, Presidential Life Corporation reported net income of $49.22 million or $1.53 per share compared to $61.29 million or $1.87 per share for the year ended December 31, 1997. The weighted average number of shares outstanding for the year ended December 31, 1998 and 1997 were 32,073,388 and 32,734,733, respectively.

     Net operating earnings for the year ended December 31, 1998 were $36.49 million or $1.14 per share and include losses, net of taxes, related to investments in certain limited partnerships of $12.46 million or $0.39 per share. Net operating earnings for the year ended December 31, 1997 were $43.95 million or $1.34 per share.

     Net investment gains for the year ended December 31, 1998 were $12.73 million or $0.39 per share compared to $17.35 million or $0.53 per share for the year ended December 31, 1997.